Statutory Federal Tax Rate (Details) (USD $)	3 Months Ended		68 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Mar. 31, 2013
Statutory rate applied to income before income taxes	$ (1,300)	$ (1,200)	$ (8,700)
State income taxes	0	0	0
Other, including reserve for deferred tax asset and application of net operating loss carryforward	1,300	1,200	8,700
Income tax expense	$ 0	$ 0	$ 0